Exhibit 10.1

April 12, 2024

Outlook Therapeutics, Inc.

485 Route 1 South Building

F, Suite 320 Iselin, New

Jersey 08830

Attention: Lawrence A. Kenyon, Chief Financial Officer

Dear Mr. Kenyon:

Reference is made to the At The Market Sales Agreement, dated as of May 16, 2023 (the “Sales Agreement”), between Outlook Therapeutics, Inc. (the “Company”) and BTIG, LLC (“BTIG”). This letter (the “Amendment”) constitutes an agreement between the Company and BTIG to amend the Sales Agreement as set forth herein. Defined terms that are used but not defined herein shall have the meanings ascribed to such terms in the Sales Agreement.

1.	The defined term “Agreement” in the Sales Agreement is amended to mean the Sales Agreement as amended by this Amendment.

2.	The second paragraph of Section 1 of the Sales Agreement is hereby amended and restated in its entirety as follows:

“     The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), with the Commission, (i) a shelf registration statement on Form S-3 (File No. 333-254778) that was initially declared effective on April 1, 2021 (the “Prior Registration Statement”), and (ii) a shelf registration statement on Form S-3 (File No. 333-278340) that was filed with the Commission on March 28, 2024 prior to the expiration of the Prior Registration Statement in accordance with Rule 415(a)(6) and that was declared effective by the Commission on April 5, 2024, and in the case of each of (i) and (ii), including a base prospectus, with respect to offerings of certain securities of the Company, including the Shares, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”). The Company has prepared a prospectus supplement to the base prospectus included as part of each such registration statement at the time it became effective specifically relating to the offering of the Shares pursuant to this Agreement (and the term “Prospectus Supplement” means, collectively (i) for the period from May 16, 2023 until April 12, 2024, the prospectus supplement dated May 16, 2023 and filed pursuant to Rule 424(b)(5) and (ii) for the period from April 15, 2024, the prospectus supplement dated April 12, 2024 and filed pursuant to Rule 424(b)(5)). The Company will furnish to BTIG, for use by BTIG, copies of the base prospectus included as part of such registration statement at the time it became effective, as supplemented by the Prospectus Supplement. Except where the context otherwise requires, each such registration statement, as declared effective by the Commission, including the information, if any, deemed pursuant to Rule 430B or 430C under the Securities Act, as applicable, to be part of the registration statement at the time of its effectiveness and all documents filed as part thereof or incorporated by reference therein, and including any information contained in the Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act, collectively, are herein called the “Registration Statement,” and the base prospectus included in each such registration statement at the time it became effective, including all documents incorporated therein by reference to the extent such information has not been superseded or modified in accordance with Rule 412 under the Securities Act (as qualified by Rule 430B(g) of the Securities Act), as it may be supplemented by the Prospectus Supplement, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act, together with any “Issuer Free Writing Prospectus”, as defined in Rule 433 under the Securities Act (“Rule 433”), relating to the Shares that (i) is required to be filed with the Commission by the Company or (ii) is exempt from filing pursuant to Rule 433(d)(5)(i), in each case, in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g), is herein collectively called the “Prospectus.” If the Company has filed an abbreviated registration statement to register additional securities of the Company pursuant to Rule 462(b) under the Securities Act, then any reference to the Registration Statement in this Agreement shall also be deemed to include such abbreviated registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act. Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein (such documents incorporated or deemed to be incorporated by reference are herein called the “Incorporated Documents”). For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval system, or if applicable, the Interactive Data Electronic Applications system when used by the Commission (collectively, “EDGAR”).”

3.	The Company and BTIG hereby agree that the date hereof shall be a Representation Date under the Sales Agreement and the Company shall file a Prospectus Supplement and deliver the deliverables pursuant to Sections 7(m), 7(n) and 7(o) of the Sales Agreement on or about the date hereof; provided that, before the Company delivers the Placement Notice or BTIG sells any Shares, the Company shall deliver to BTIG the deliverables pursuant to Sections 7(m), 7(n) and 7(o) of the Sales Agreement.

4.	In connection with this Amendment, the Company shall reimburse BTIG for its expenses in the amount of $10,000, which shall be paid on the date hereof.

5.	Except as expressly set forth herein, all of the terms and conditions of the Sales Agreement shall continue in full force and effect after the execution of this Amendment and shall not be in any way be changed, modified or superseded by the terms set forth herein.

6.	This Amendment may be executed in two or more counterparts and by facsimile or “.pdf” signature or otherwise, and each of such counterparts shall be deemed an original and all of such counterparts together shall constitute one and the same agreement.

[remainder of page intentionally left blank]

In acknowledgment that the foregoing correctly sets forth the understanding reached by the Company and BTIG, please sign in the space provided below, whereupon this Amendment shall constitute a binding amendment to the Sales Agreement as of the date indicated above.

Very truly yours,

BTIG, LLC

		By:	/s/ Michael Passaro
Name: Michael Passaro
Title: Managing Director

Accepted and Agreed:

OUTLOOK THERAPEUTICS, INC.

By:	/s/ Lawrence A. Kenyon
Name: Lawrence A. Kenyon
Title: Chief Financial Officer

[SIGNATURE PAGE TO OTLK AMENDMENT TO SALES AGREEMENT]